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                                                                    Exhibit 23.1

                        CONSENT OF INDEPENDENT AUDITORS

   We consent to the reference to our firm under the caption "Experts" and to the use of our report dated December 31, 1999 in the Registration Statement (Form S-1) and related Prospectus of Go America, Inc. dated January 18, 2000.

                                             /s/ Ernst & Young LLP
                                             ---------------------

MetroPark, New Jersey
January 17, 2000